FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Fourth Amended and Restated Credit Agreement (the “Amendment”) is made as of March 29, 2012, by and among Inland Real Estate Corporation (the “Borrower”), KeyBank National Association, individually and as “Administrative Agent,” and the “Lenders” as shown on the signature pages hereof.

R E C I T A L S

A.

Borrower, Administrative Agent and the Lenders have entered into a Fourth Amended and Restated Credit Agreement dated as of June 24, 2010, as amended by a First Amendment thereto dated as of August 13, 2010, a Second Amendment thereto dated as of March 11, 2011 and a Third Amendment thereto dated as of June 23, 2011 (as it may be further amended from time to time, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.

The Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to amend one of the covenants therein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.

The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.

This Amendment shall be effective from and after the date (the “Effective Date”) on which this Amendment has been executed by Borrower and the Required Lenders and the Administrative Agent has received copies thereof.

3.

Article I, titled Definitions, of the Credit Agreement is hereby amended by deleting the existing version of the following definition and replacing it with the following:

“6.19.  Variable Interest Indebtedness.  The Borrower and its Subsidiaries shall not at any time permit the outstanding principal balance of Indebtedness which bears interest at an interest rate that is not fixed through the maturity date of such Indebtedness to exceed twenty-five percent (25%) of Total Asset Value, unless all of such Indebtedness in excess of such amount is subject to a Swap Contract approved by the Administrative Agent that effectively converts the interest rate on such excess to a fixed rate.”

4.

Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and Borrower has no offsets or claims against any of the Lenders.

5.

The undersigned Subsidiaries of the Borrower, having executed and joined in this Amendment as shown below, jointly and severally, hereby (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in, or hereby join in, the Subsidiary Guaranty, that they are Subsidiary Guarantors under the Subsidiary Guaranty and that their obligations under the Subsidiary Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Subsidiary Guaranty.

6.

As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

7.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Signature pages follow.]

IN WITNESS WHEREOF, the Borrower and the Required Lenders have executed this Amendment as of the date first above written.

BORROWER:

INLAND REAL ESTATE CORPORATION

By:/S/ BRETT A. BROWN

Print Name:  Brett A. Brown

Title:  Chief Financial Officer

2901 Butterfield Road
Oak Brook, Illinois
Phone:  630-218-7351
Facsimile:  630-218-7350
Attention:  Mark E. Zalatoris
zalatoris@inlandrealestate.com

KEYBANK NATIONAL ASSOCIATION,

Individually and as Administrative Agent

By:/S/ NATHAN WEYER

Print Name: Nathan Weyer

Title: Vice President

1200 Abernathy Rd NE, Suite 1550

Atlanta, GA 30328

Phone:  216-689-4660

Facsimile:  216-689-3566

Attention:  Kevin Murray

Kevin_P_Murray@KeyBank.com

With a copy to:

KeyBank National Association

KeyBank Real Estate Capital

Mailcode OH-01-49-0424

4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144

Phone:  216-813-1603

Facsimile:  216-370-6206

Attention:  John P. Hyland

WELLS FARGO BANK, N.A.,

successor by merger to Wachovia Bank, N.A.

By: /S/ WINITA LAU

Name:  Winita Lau

Title:

Vice President

Wells Fargo Bank

123 N. Wacker Drive, Suite 1900
Chicago, IL  60606
Phone:  (312) 345-1923
Facsimile:  (312) 782-0969
Attention:  Gail L. Duran
Gail.L.Duran@wellsfargo.com

BANK OF AMERICA, N.A.

Individually and as Co-Syndication Agent

By: /S/ TRENT A. DEGUZIS

Name:

Trent A. Deguzis

Title: Senior Vice President

Bank of America, N.A.

101 South Tryon Street

NC1-007-11-15

Charlotte, NC  28255-0001

Phone:  (980) 386-7296
Facsimile:  (980) 386-6434

Attention:  Kay P. Ostwalt

kay.p.ostwalt@baml.com

WELLS FARGO BANK,
NATIONAL ASSOCIATION
Individually and as Co-Syndication Agent

By: /S/ WINITA LAU

Name:  Winita Lau

Title:

Vice President

Wells Fargo Bank

123 N. Wacker Drive, Suite 1900
Chicago, IL  60606
Phone:  (312) 345-1923
Facsimile:  (312) 782-0969
Attention:  Gail L. Duran
Gail.L.Duran@wellsfargo.com

RBS CITIZENS, NATIONAL ASSOCIATION,
D/B/A CHARTER ONE
Individually and as Co-Documentation Agent

By: /S/ DONALD W. WOODS

Name:   Donald W. Woods

Title:

Senior Vice President

RBS Citizens, d/b/a Charter One
1215 Superior Avenue, 6th Floor
Cleveland, Ohio  44114
Phone:  (216) 277-0199
Facsimile:  (216) 277-4607
Attention:  Don Wood
Donald.w.woods@charteronebank.com
mjawyn@charteronebank.com

BMO HARRIS FINANCING, INC. (formerly known as BMO Capital Markets Financing, Inc.)

By: /S/ AARON LANSKI

Name:  Aaron Lanski

Title:

Director

BMO Harris Financing, Inc.

115 South LaSalle Street,  5 East

Chicago, IL  60603
Phone:  (312) 461-6364
Facsimile:  (312) 461-2968
Attention:  Aaron Lanski
aaron.lanski@harrisbank.com

The undersigned hereby consent to this Amendment and join in this Amendment as of the date first written above.

INLAND NANTUCKET SQUARE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND LANSING SQUARE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND EASTGATE SHOPPING CENTER, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND ORLAND GREENS, L.L.C.

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND TWO RIVERS PLAZA, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND ELMWOOD PARK, L.L.C.

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND PARK CENTER PLAZA, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND V. RICHARDS PLAZA, L.L.C.,

a Delaware limited liability company

   By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND GATEWAY SQUARE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND SCHAUMBURG PROMENADE, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND BRUNSWICK MARKETPLACE, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND MEDINA MARKETPLACE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND 1290 CHICAGO AVENUE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND HARTFORD PLAZA, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND REAL ESTATE-ILLINOIS, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND MAPLE PARK PLACE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND RIVER SQUARE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND RIVERTREE COURT, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND SIX CORNERS, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND REAL ESTATE LB 1, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND REAL ESTATE NAPERWEST, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND SKOKIE FASHION SQUARE II, L.L.C.

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND REAL ESTATE COLUMN i, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND WEST RIVER CROSSINGS, L.L.C.

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND HICKORY CREEK, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND RIVERPLACE CENTRE, L.L.C.,

a Delaware limited liability company

   By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND 250 GOLF SCHAUMBURG, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND 1738 HAMMOND, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND PLYMOUTH COLLECTION, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND TRAVERSE CITY, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND FREEPORT SOUTHWEST AVENUE, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND BAYTOWNE SQUARE, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND RYAN, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND REAL ESTATE HAMILTON, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND 200 CELEBRATION PLACE, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND HUTCHINSON, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND MANAKATO HEIGHTS, L.L.C., a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND ROCHESTER MARKETPLACE, L.L.C.

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND REAL ESTATE UNIVERSITY CROSSINGS, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

TDC HIGHWAY 41, L.L.C.

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND WAUCONDA CROSSINGS, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND APACHE SHOPPES, L.L.C.,

a Delaware limited liability company

   By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer

INLAND WOODBURY COMMONS, L.L.C.,

a Delaware limited liability company

By:

Inland Real Estate Corporation,

a Maryland corporation, its sole member

By: /S/ BRETT A. BROWN

Name:  Brett A. Brown

Title:  Chief Financial Officer